                                                                    Exhibit 32.1

Section 906 of the Sarbanes-Oxley Act of 2002 Certification

To Whom It May Concern,

     In connection with the Annual Report of Ingen Technologies Inc. ("Ingen") on Form 10-KSB for the fiscal year ended May 31st, 2004 as filed with the Securities and Exchange Commission on or very near the date hereof ("the Report"), I, Scott R. Sand, Chief Executive Officer and Chairman of Ingen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and

     (2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of Ingen.

/s/ Scott R. Sand
Scott R. Sand
Chief Executive Officer and
Chairman

November 30, 2005